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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 15, 2004


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Nebraska                 000-50139                 Not applicable
------------------------        -----------         ----------------------------
(State of Incorporation) (Commission File Number)  (IRS Employer Identification
                                                             Number)


                1620 Dodge Street
                  Stop Code 3198
                 Omaha, Nebraska                                 68197-3198
        ------------------------------------------              ------------
     (Address of principal executive offices)                    (Zip Code)


                                 (402) 341-0500
                     -------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

None.

(b)      Pro forma financial information.

None.

(c)      Exhibits.

EXHIBIT NO.         DOCUMENT DESCRIPTION

Exhibit 20 Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes Monthly Servicing Report


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 15, 2004             FIRST NATIONAL FUNDING LLC

                                   By:    First National Funding Corporation,
                                          Managing Member


                                   By:    /s/ Jean L. Koenck
                                          -------------------------------------
                                          Jean L. Koenck, Senior Vice President


Dated:  March 15, 2004             FIRST NATIONAL MASTER NOTE TRUST

                                   By:    First National Bank of Omaha,
                                          As Servicer of First National Master
                                          Note Trust


                                   By:    /s/ Jean L. Koenck
                                          -------------------------------------
                                          Jean L. Koenck, Vice President





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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION

20                    Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes
                      Monthly Servicing Report